Exhibit 10.3

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

	Facility ID	Facility Name	Base Rent Commencing July 19, 2006	Percentage of Master Lease Commencing July 19, 2006
1	116	Pettigrew Rehab & Healthcare Center	$546,592.00	1.3038483%
2	143	Raleigh Rehab & Healthcare Center	698,141.00	1.6653554%
3	155	Savannah Rehab & Nursing Center	550,059.00	1.3121185%
4	182	Cordova Rehab & Nursing Center	1,149,418.00	2.7418379%
5	210	The Californian Care Center	1,318,304.00	3.1447010%
6	219	Emmett Rehab & Healthcare	425,709.00	1.0154923%
7	230	Crosslands Rehab & Health Care Center	1,701,724.00	4.0593165%
8	269	Meadowvale Health & Rehab Center	479,249.00	1.1432073%
9	279	Cedars of Lebanon Nursing Center	485,598.00	1.1583523%
10	281	Riverside Manor Health Care	537,902.00	1.2831190%
11	307	Lincoln Nursing Center	876,426.00	2.0906390%
12	411	Alta Vista Healthcare Center	616,451.00	1.4704909%
13	453	Medford Rehab & Healthcare Center	1,914,742.00	4.5674526%
14	461	Edmonds Rehab & Healthcare Center	424,416.00	1.0124079%
15	506	Presentation Nursing & Rehab Center	602,690.00	1.4376652%
16	514	Sachem Nursing & Rehab Center	1,077,944.00	2.5713428%
17	539	Newton & Wellesley Alzheimer Center	1,549,574.00	3.6963757%
18	544	Augusta Rehabilitation Center	737,153.00	1.7584152%
19	547	Brewer Rehab & Living Center	1,217,601.00	2.9044826%
20	554	Westgate Manor	775,077.00	1.8488796%
21	563	Camelot Nursing & Rehab Center	564,419.00	1.3463731%
22	568	Parkway Pavilion Healthcare	1,253,842.00	2.9909324%
23	587	River Terrace Healthcare	776,560.00	1.8524172%
24	645	Specialty Care of Marietta	659,844.00	1.5740012%
25	694	Wedgewood Healthcare Center	611,940.00	1.4597303%
26	713	Guardian Care of Zebulon	562,607.00	1.3420507%
27	770	Vallhaven Care Center	936,131.00	2.2330601%
28	773	Mt. Carmel Med. & Rehab Center	1,013,012.00	2.4164531%
29	774	Mt. Carmel Health & Rehab Center	2,067,547.00	4.9319558%
30	782	Danville Center for Health & Rehab	502,137.00	1.1978047%
31	824	Kindred Healthcare Center of Mobile	874,486.00	2.0860113%
32	851	Villa Campana Health Center	810,415.00	1.9331754%
33	873	Brighton Care Center	859,384.00	2.0499867%
34	1237	Wyomissing Nursing & Rehab Center	747,176.00	1.7823242%
35	4635	Kindred Hospital San Antonio	1,695,003.00	4.0432841%
36	4644	Kindred Hospital Brea	2,172,038.00	5.1812101%

	Facility ID	Facility Name	Base Rent Commencing July 19, 2006	Percentage of Master Lease Commencing July 19, 2006
37	4647	Kindred Hospital Las Vegas Sahara	1,110,794.00	2.6497037%
38	4660	Kindred Hospital Mansfield	838,910.00	2.0011478%
39	4662	Kindred Hospital Greensboro	1,976,581.00	4.7149642%
40	4673	Kindred Hospital Boston North Shore	836,318.00	1.9949648%
41	4675	Kindred Hospital Detroit	995,003.00	2.3734942%
42	4688	Kindred Hospital Boston	606,514.00	1.4467871%
43	4876	Kindred Hospital So. Florida Hollywood Campus	1,766,011.00	4.2126676%

		Total Master Lease # 3	$41,921,442.00	100.00000%